UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 3, 2016 AMC Entertainment Holdings, Inc. (“AMCH”), AMCH’s indirect wholly-owned subsidiary Congress Merger Subsidiary, Inc. (“Merger Subsidiary”), and Carmike Cinemas, Inc. (“Carmike”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into Carmike (the “Merger”), after which Carmike, as the surviving entity, will continue its separate existence as an indirect, wholly-owned subsidiary of AMCH.

At the effective time of the Merger, each share of Carmike’s common stock, par value $0.03 per share (“Carmike Common Stock”), issued and outstanding immediately prior to the effective time (other than shares owned by (i) AMCH, Merger Subsidiary or Carmike (which will be cancelled) or (ii) stockholders that have exercised appraisal rights under Delaware law) will be converted into the right to receive $30.00 in cash, without interest (the “Per Share Merger Consideration”).

Each Carmike stock option, share of restricted stock, restricted stock unit and performance shares, will, contingent upon consummation of the Merger, become 100% vested, and will be cancelled and converted into the right to receive the Per Share Merger Consideration or, in the case of stock options that have not been exercised, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option. Performance shares will be paid based on actual results for each performance period completed prior to closing or at target for all incomplete periods.

The parties to the Merger Agreement have each made customary representations and warranties. Carmike has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others: (i) to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the effective time of the Merger, (ii) to promptly call a meeting of stockholders to vote on the Merger Agreement and the Merger, (iii) to not solicit proposals relating to alternative transactions to the Merger or engage in discussions or negotiations with respect thereto, and (iv) to cooperate with AMCH’s efforts to obtain financing. AMCH also has agreed, subject to the provisions of the Merger Agreement, to various covenants and agreements, including, among others: (i) to use its reasonable best efforts to take actions that may be necessary in order to obtain antitrust approval of the Merger, and (ii) to use reasonable best efforts to obtain the debt financing contemplated by the Debt Commitment Letter (as defined below), or such alternative financing as contemplated by the Merger Agreement.

The completion of the Merger is subject to the satisfaction or waiver of various customary closing conditions, including, among others: (i) the requisite approval of Carmike stockholders, (ii) the absence of any pending proceeding brought by a governmental authority in the United States pursuant to certain antitrust laws that challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by the Merger Agreement, (iii) the absence of any order or injunction issued by any court or governmental authority in the United States preventing the consummation of the Merger, (iv) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (v) the termination or expiration of any agreement with a governmental authority with respect to the HSR Act not to close the Merger.  AMCH’s obligation to complete the Merger is also conditioned on (i) the absence of a material adverse effect with respect to Carmike, as described in the Merger Agreement, and (ii) the absence of holders of 20% or more of the outstanding shares of Carmike Common Stock exercising dissenters’ rights.  In addition, Carmike’s and AMCH’s obligations to complete the Merger are subject to certain other conditions, including (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party and (ii) compliance of the other party with its covenants in all material respects. The Merger is not subject to a financing condition.

Carmike has also agreed not to (i) solicit proposals relating to certain alternative transactions or (ii) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, subject to certain exceptions to permit Carmike’s board of directors to comply with its fiduciary duties.

Each party has agreed to use reasonable best efforts to cause the Merger to be consummated and to obtain antitrust approval.  To the extent required to obtain such approvals, AMCH has agreed to offer, negotiate and agree to divestitures and similar restraints with respect to Carmike’s, AMCH’s and their respective affiliates’ businesses, services or assets, except that AMCH will not be required to agree to a divestiture or similar restraint with respect to (i) Carmike’s, AMCH’s or their respective affiliates’ theatres that would result in a loss of theatre-level cash flows in excess of $25 million in the aggregate or (ii) non-theatre assets with an aggregate net book value in excess of $20 million.

The Merger Agreement contains specified termination rights for AMCH and Carmike, including a mutual termination right in the event that the Merger is not consummated by December 5, 2016 (the “End Date”), subject to a ninety day extension under certain circumstances. Carmike must pay AMCH a $30 million termination fee if AMCH terminates the Merger Agreement after Carmike’s board of directors makes a change of recommendation (as defined in the Merger Agreement) with respect to the Merger, or if Carmike terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior proposal, as set forth in, and subject to the conditions of, the Merger Agreement. Carmike must also pay AMCH a $30 million termination fee if the Merger Agreement is terminated in certain specified circumstances if an alternative acquisition proposal to the Merger has been made and not withdrawn prior to the Carmike stockholder meeting and, within eighteen month following such termination, Carmike enters into an alternative transaction of the type described in the relevant provisions of the Merger Agreement, and such transaction is consummated.

In addition, the Merger Agreement provides that AMCH would be required to pay Carmike a termination fee of $50 million if the Merger Agreement is terminated (i) by either party as a result of any permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger and such injunction or other order shall have become nonappealable; (ii) by either party as a result of the failure of the closing to occur on or before the End Date, as it may be extended, and that one or more of the following closing conditions has not been satisfied (but all other closing conditions have been satisfied): (x) the closing condition that no proceeding brought by a governmental authority in the United States pursuant to certain antitrust laws is pending that challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by the Merger Agreement, (y) the closing condition regarding the absence of any judgment, injunction, order, decree or law prohibiting, enjoining or making illegal the completion of the Merger or (z) the closing condition regarding the expiration or earlier termination of any applicable waiting period and receipt of regulatory consents, approvals and clearances under the HSR Act and that any agreement with a governmental authority with respect to the HSR Act not to close the Merger shall have expired or been terminated (clauses (x) through (z), the “Regulatory Closing Conditions”); or (iii) by Carmike as a result of a material breach by AMCH of its antitrust-related covenants such that one or more of the Regulatory Closing Conditions are incapable of being satisfied.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about AMCH, Merger Subsidiary or Carmike. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMCH, Carmike or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the AMCH’s public disclosures.

Debt Commitment Letter

In connection with the entry into the Merger Agreement, AMC Entertainment Inc. (“AMCE,” and together with AMCH, “AMC”), a wholly-owned direct subsidiary of AMCH, entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc. (the “Commitment Party”) on March 3, 2016, pursuant to which the Commitment Party has committed to arrange and provide AMC with (i) a senior secured incremental term loan in an aggregate amount of up to $560.0 million and (ii) a senior subordinated bridge loan in an aggregate amount of up to $300.0 million, in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter. It is expected that AMC will seek long-term debt financing in lieu of drawings under the senior subordinated bridge loan, subject to market and other conditions.

The Commitment Party or its affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to AMC and its affiliates in the ordinary course of business.

The foregoing summary of the Debt Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  Similarly, statements made herein and elsewhere regarding the pending acquisition of Carmike are also forward-looking statements, including statements regarding the anticipated closing date of the acquisition, the source and structure of financing, management’s statements about effect of the acquisition on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate Carmike into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  These risks, trends, uncertainties and facts include, but are not limited to, risks related to:  the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders’ approval; the possibility that the acquisition does not close, including in circumstances in which AMC would be obligated to pay Carmike a termination fee or other damages or expenses; related to financing the transaction, including AMC’s ability to finance the transaction on acceptable terms; responses of activist stockholders to the transaction; AMC’s ability to realize expected benefits and synergies from the acquisition; AMC’s effective implementation, and customer acceptance, of its two brand strategy; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisition on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisition; unknown liabilities; litigation and/or regulatory actions related to the proposed transaction; AMC’s significant indebtedness, including the indebtedness incurred to acquire Carmike; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC and Carmike have filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein.  Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 10, 2015, and the risks, trends and uncertainties identified in its other public filings.  AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger dated as of March 3, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc.

10.1	Debt Commitment Letter dated March 3, 2016, by and among AMC Entertainment Inc. and Citigroup Global Markets, Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 4, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1*	Agreement and Plan of Merger dated as of March 3, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc.

10.1	Debt Commitment Letter dated March 3, 2016, by and among AMC Entertainment Inc. and Citigroup Global Markets, Inc.

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.